SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2005
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25620	41-1459569

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices)
Registrant’s telephone number, including area code: (218) 327-3434
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On September 23, 2005, A.S.V., Inc. (“ASV” or the “Company”) and Vermeer Manufacturing Company (“Vermeer”) entered into a Commercial Alliance Agreement (the “Agreement”). Under the terms of the Agreement, ASV will be the exclusive supplier of rubber track undercarriages and service parts to Vermeer for use on select products in Vermeer’s line of horizontal directional drills, utility trenchers and other products. The Agreement has an initial term of eight years with subsequent automatic one-year renewal periods.
Item 9.01 Financial Statements and Exhibits.
c. Exhibits
The following exhibit is being furnished herewith

Exhibit	Description of Exhibit
99	Press release dated September 26, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 26, 2005

A.S.V., Inc.
By:	/s/ Gary Lemke
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99	Press release dated September 26, 2005